SHAREHOLDER LETTER



Dear Shareholder:

This annual report for Franklin Municipal Securities Trust covers the 12-month period ended May 31, 2000. The reporting period was marked by economic strength, as the first quarter 2000 U.S. gross domestic product (GDP) rose appreciably, consumer confidence remained strong, unemployment hit a 30-year low, and domestic stock markets surged to all-time highs. In the face of such economic expansion, inflation as measured by the Consumer Price Index was a modest 3.1% for the year under review.

Bond markets started the period in what looked to be a potentially positive year due to interest-rate expectations. However, the Federal Reserve Board (the Fed) proceeded to raise the federal funds target rate on six separate occasions because of inflation fears. This made 1999 and early 2000 one of the worst periods that bond markets have ever experienced. In February, the government announced it would sponsor 30-year Treasury buybacks and reduce future issuance of long-term Treasuries. This, coupled with several signs that U.S. economic growth might be slowing, caused a supply/demand imbalance. These circumstances caused long-term Treasury bond prices to rise sharply, resulting in an inverted yield curve. That is, rates on long-term bonds declined below those of short-term bonds. None of the other domestic fixed-income markets, including municipal bonds, experienced such an inversion.


CONTENTS

Shareholder Letter ..................       1
Fund Reports
  Franklin California High
  Yield Municipal Fund ..............       4
  Franklin Tennessee
  Municipal Bond Fund ...............      13
Municipal Bond Ratings ..............      19
Financial Highlights &
Statement of Investments ............      22
Financial Statements ................      35
Notes to
Financial Statements ................      39
Independent
Auditors' Report ....................      44
Tax Designation .....................      45

[FUND CATEGORY PYRAMID GRAPHIC]

The yield on the 30-year Treasury rose from 5.83% at the beginning of the fund's fiscal year, to 6.01% on May 31, 2000, reaching a high of 6.75% on January 20, 2000. The yield on the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, rose from 5.37% to 6.13% for the same period, while its price declined 10.2%.(1) As interest rates and yields increased, the dollar value of bonds decreased, meaning bond funds in general declined in value.

Municipal bond supply in 1999 and first quarter 2000 added pressure to the already volatile municipal bond market. Although less than in 1998, the $225 billion issuance in 1999 was the fourth-highest on record. We anticipate decreased new issuance for the remainder of 2000. The near-record volume did have some benefit, as it helped municipal bonds remain cheap relative to Treasuries. During the year under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 103% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(2) Because municipal bonds are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax.(3) When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Looking forward, we anticipate that the Fed will monitor inflationary tendencies closely, possibly raising interest rates again. If, as a result, the economy slows toward the end of 2000, the bond markets could begin to experience less volatility.


(1.) Source:The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.
(2.) Source:The Bond Buyer, 3/00.
(3.) Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.


The last few times municipal bonds lost ground, they enjoyed sharp rebounds in the following year. For example, in 1994, when the Fed raised interest rates six times, the average general municipal bond fund lost 6.5% in total return. In the following year, rates declined, and the average municipal bond fund gained nearly 17%. Although there is no guarantee that bond markets and municipal bond funds will repeat past behavior, markets do go through cycles. Predicting these cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department


FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND




--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.(1)
--------------------------------------------------------------------------------

STATE UPDATE

The year under review marked California's sixth consecutive year of economic expansion and fifth straight year in which economic growth and job creation exceeded the national average. Although the state's low 4.8% unemployment rate still topped the 3.9% national average in April, this rate dropped faster than the national average during the reporting period.(2)

The largest employment gains during the reporting period occurred in construction, which was up 9%, and services, up 4.1% due particularly to the explosion of Internet-related firms; tourism and entertainment-related jobs also grew significantly.(2)





(1.) The fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

(2.) Source: Bureau of Labor Statistics, 4/15/00.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 25.

These new jobs reflected a decade-long shift in the state's key industries, with computers, software and entertainment overtaking traditional manufacturing sectors such as cars, airplanes and steel in importance. Encouraging employment figures factored into the state's projections for 5.4% personal income growth in 2000, which was conservative compared to most outside forecasters' projections and followed a 6.6% increase in 1999. Per-capita income stabilized at about 104% of the national average after a long period of relative decline.(3)

The state's diversified, growing economy demonstrated resilience despite weakness in Asia, which is one of California's key export markets. Losses on state exports to the Pacific Rim during 1998 and 1999 were offset by NAFTA-induced export growth, which had increased substantially. By year-end 1999, exports to Mexico were 12.7% of total state exports, and to Canada, 12.1%.(3) California's economic expansion also translated into a record year for its housing market, with an estimated 8% increase in the median home price for 1999.(4)

California's economy, as well as its improved fiscal management, contributed to Moody's and Fitch's decisions to upgrade California's debt to Aa3 and AA, respectively, during the reporting period.(5) This marked the first time in eight years that Standard & Poor's(R), Moody's Investors Service and Fitch IBCA Inc., three independent credit rating agencies, have viewed California's credit as double-A.(6)






(3.) Source: Moody's Investors Service, 1/15/00.
(4.) Source: California Association of REALTORS, PR Newswire, 10/20/99.
(5.) Sources: Moody's Investors Service, 10/15/99, and Fitch IBCA,State of California, 2/16/00. This does not indicate Moody's or Fitch's ratings of the fund.
(6.) Source: Standard & Poor's, Ratings Direct, 2/17/00. This does not indicate Standard & Poor's rating of the fund.

[CREDIT QUALITY BREAKDOWN* PIE CHART]
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments
5/31/00

AAA ........................  10.4%
AA .........................   3.8%
A  .........................   8.2%
BBB ........................  40.3%
Below Investment Grade .....  37.3%


*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.

California's total net tax-supported debt was slightly higher than $21.6 billion in 1999, approximately $729 per capita, or 2.4% of personal income, higher than the national median of $540 and 2.2%, respectively. California entered fiscal year 2000 with $9.6 billion in general and special fund surpluses, the largest amount the state has had in more than two decades.(7) These sizable balances, which should help cushion the negative impacts of any future recessions, and projections for further California economic growth, albeit at a slower rate than that of the past two years, underlie the state's favorable credit outlook.

PORTFOLIO NOTES
Franklin California High Yield Municipal Fund has posted strong results over the years and consistently has been at the top of its peer group in income distribution. However, rising interest rates, as well as investor uncertainty about the Fed's actions, led to higher yields and lower prices for bonds over the reporting period. In this environment, Franklin California High Yield Municipal Fund's Class A share price, as measured by net asset value, declined 10% during the period under review. For the 12 months ended May 31, 2000, the Bond Buyer 40, an indicator of the municipal bond market, had a 10.2% price decline and the fund's benchmark, the Lehman Brothers Municipal Bond Index, was off 7.1%.(8)


(7.) Source:The Bond Buyer, 1/3/00.
(8.) Sources: Lehman Brothers;The Bond Buyer. The fund's investment return and share price fluctuate with market conditions. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index.

Also worth noting is the fact that your fund offers a significant tax advantage over a comparable taxable investment. The Performance Summary on page 11 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.67%, based on an annualization of the current 4.7 cent ($0.047) per share dividend and the maximum offering price of $9.94 on May 31, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and California state income tax bracket of 45.22% would need to earn 10.35% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.

During the period, we continued to follow our strategy of investing for high tax-free income and share-price stability as well as tax efficiency. We sought to take advantage of the higher interest-rate environment to boost yields, increase dividends, book tax losses and extend call protection. Tax losses can be carried forward in the portfolio to help offset taxable capital gains in the future and potentially lower shareholders' future tax liabilities. By extending the call protection, we helped maintain the fund's yields.

The fund also used Franklin's presence in California to its advantage. With Franklin's more than $17 billion in California municipal bond assets, we were able to use the entire fund group's buying power to find and structure issues to fit its needs. Most dealers, underwriters and issuers know and trust Franklin and will come to us to assist them structure and price new issues, giving the fund the ability to help define the marketplace's characteristics. We also try to take advantage of strong retail demand in the secondary market, which has provided liquidity and support to the market, to maintain the fund's stability.

PORTFOLIO BREAKDOWN
Franklin California
High Yield Municipal Fund
5/31/00

                           % OF TOTAL
                            LONG-TERM
                           INVESTMENTS
--------------------------------------

Tax-Supported Debt               43.3%
Transportation                   14.9%
Hospital & Health Care           10.9%
Prerefunded                       7.8%
Utilities                         7.2%
Other Revenue                     6.3%
Subject to Government
Appropriation                     4.9%
Housing                           2.4%
Corporate-Backed                  1.2%
Higher Education                  0.9%
General Obligation                0.2%


DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/99 - 5/31/00

                                        DIVIDEND PER SHARE
                              ----------------------------------------
MONTH                          CLASS A       CLASS B**       CLASS C
----------------------------------------------------------------------

June                          4.65 cents         --         4.11 cents
July                          4.65 cents         --         4.11 cents
August                        4.65 cents         --         4.11 cents
September                     4.65 cents         --         4.21 cents
October                       4.65 cents         --         4.21 cents
November                      4.65 cents         --         4.21 cents
December                      4.65 cents         --         4.24 cents
January                       4.65 cents         --         4.24 cents
February                      4.65 cents     2.82 cents     4.24 cents
March                         4.70 cents     4.27 cents     4.28 cents
April                         4.70 cents     4.27 cents     4.28 cents
May                           4.70 cents     4.27 cents     4.28 cents
----------------------------------------------------------------------
TOTAL                        55.95 CENTS    15.63 CENTS    50.52 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. **Effective February 1, 2000, the fund began offering Class B shares to investors. See the prospectus for details.

Looking forward, we believe the new issue supply should be lower for the remainder of 2000 than in 1999, and this coupled with continued strong institutional and retail demand should bolster California municipal bond prices. In our opinion, investors are wise to maintain diversification in their portfolios with a portion held in fixed-income instruments. Municipal bond yields currently make them a very attractive investment alternative to equities for many investors. With the California municipal bond-to-Treasury yield ratio above 95% at the reporting period's end, we believe the fund is well-positioned to perform favorably in the future.(9)

(9) Source: The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

This discussion reflects our views, opinions and portfolio holdings as of May 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN CALIFORNIA HIGH
YIELD MUNICIPAL FUND

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*The fund's manager agreed in advance to waive a portion of its management fees. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.57%, 5.28% and 5.21% for Classes A, B and C respectively. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


ONE-YEAR PERFORMANCE SUMMARY
AS OF 5/31/00

One-year and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

One-Year Total Return                  -4.88%
Net Asset Value (NAV)                  $9.52 (5/31/00)    $10.60 (5/31/99)
Change in NAV                          -$1.08
Distributions(6/1/99-5/31/00)          Dividend Income    $0.5595

CLASS B

Aggregate Total Return                 +4.00%
Net Asset Value (NAV)                  $9.54 (5/31/00)    $9.34 (2/1/00)
Change in NAV                          +$0.20
Distributions(2/1/00-5/31/00)          Dividend Income    $0.1563

CLASS C

One-Year Total Return                  -5.39%
Net Asset Value (NAV)                  $9.55 (5/31/00)    $10.63 (5/31/99)
Change in NAV                          -$1.08
Distributions(6/1/99-5/31/00)          Dividend Income    $0.5052


Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 6/30/00

                                                                    INCEPTION
CLASS A                                     1-YEAR      5-YEAR       (5/3/93)
-----------------------------------------------------------------------------

Cumulative Total Return(1)                  -1.85%      +32.40%      +47.14%
Average Annual Total Return(2)              -6.02%       +4.87%       +4.90%

                                                                    INCEPTION
CLASS B                                                              (2/1/00)
-----------------------------------------------------------------------------

Cumulative Total Return(1)                                            +5.43%
Aggregate Total Return(2)                                             +1.43%

                                                                    INCEPTION
CLASS C                                     1-YEAR      3-YEAR       (5/1/96)
-----------------------------------------------------------------------------


Cumulative Total Return(1)                  -2.37%      +10.15%      +22.33%
Average Annual Total Return(2)              -4.31%       +2.94%       +4.70%

AS OF 5/31/00
SHARE CLASS                                    A           B             C
----------------------------------------------------------------------------


Distribution Rate(3)                         5.67%       5.31%         5.28%
Taxable Equivalent Distribution Rate(4)     10.35%       9.69%         9.64%
30-Day Standardized Yield(5)                 5.79%       5.52%         5.44%
Taxable Equivalent Yield(4)                 10.57%      10.08%         9.93%


For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.
(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Class B) per share on May 31, 2000.
(4.) Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000 for the maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.
(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN CALIFORNIA HIGH
YIELD MUNICIPAL FUND

AVERAGE ANNUAL TOTAL RETURN
5/31/00


CLASS A
---------------------------------

1-Year                     -8.92%
5-Year                     +4.36%
Since Inception(5/3/93)    +4.75%


AVERAGE ANNUAL TOTAL RETURN
5/31/00

CLASS C
---------------------------------

1-Year                     -7.25%

3-Year                     +2.90%

Since Inception(5/1/96)    +4.45%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


CLASS A (5/31/93-5/31/00)

[LINE GRAPH]

         Date        Franklin California High Yield Municipal    Lehman Brothers Municipal          CPI
                                   Fund-Class A                          Bond Index
         ----        ----------------------------------------    -------------------------          ---
       05/03/1993                    $9,579                         $10,000                       $10,000
       05/31/1993                    $9,550          0.51%          $10,051          0.13%        $10,013
       06/30/1993                    $9,714          1.67%          $10,218          0.14%        $10,027
       07/31/1993                    $9,717          0.13%          $10,232          0.00%        $10,027
       08/31/1993                    $9,925          2.08%          $10,445          0.28%        $10,055
       09/30/1993                   $10,076          1.14%          $10,564          0.21%        $10,076
       10/31/1993                   $10,107          0.19%          $10,584          0.41%        $10,117
       11/30/1993                   $10,053         -0.88%          $10,491          0.07%        $10,124
       12/31/1993                   $10,241          2.11%          $10,712          0.00%        $10,124
       01/31/1994                   $10,365          1.14%          $10,834          0.27%        $10,152
       02/28/1994                   $10,193         -2.59%          $10,553          0.34%        $10,186
       03/31/1994                    $9,742         -4.07%          $10,124          0.34%        $10,221
       04/30/1994                    $9,772          0.85%          $10,210          0.14%        $10,235
       05/31/1994                    $9,857          0.87%          $10,299          0.07%        $10,242
       06/30/1994                    $9,759         -0.61%          $10,236          0.34%        $10,277
       07/31/1994                    $9,943          1.83%          $10,423          0.27%        $10,305
       08/31/1994                   $10,020          0.35%          $10,460          0.40%        $10,346
       09/30/1994                    $9,922         -1.47%          $10,306          0.27%        $10,374
       10/31/1994                    $9,781         -1.78%          $10,123          0.07%        $10,381
       11/30/1994                    $9,551         -1.81%           $9,939          0.13%        $10,395
       12/31/1994                    $9,616          2.20%          $10,158          0.00%        $10,395
       01/31/1995                    $9,904          2.86%          $10,448          0.40%        $10,436
       02/28/1995                   $10,191          2.91%          $10,753          0.40%        $10,478
       03/31/1995                   $10,413          1.15%          $10,876          0.33%        $10,513
       04/30/1995                   $10,466          0.12%          $10,889          0.33%        $10,547
       05/31/1995                   $10,752          3.19%          $11,237          0.20%        $10,568
       06/30/1995                   $10,648         -0.87%          $11,139          0.20%        $10,590
       07/31/1995                   $10,697          0.95%          $11,245          0.00%        $10,590
       08/31/1995                   $10,811          1.27%          $11,387          0.26%        $10,617
       09/30/1995                   $10,912          0.63%          $11,459          0.20%        $10,638
       10/31/1995                   $11,086          1.45%          $11,625          0.33%        $10,673
       11/30/1995                   $11,282          1.66%          $11,818         -0.07%        $10,666
       12/31/1995                   $11,441          0.96%          $11,932         -0.07%        $10,658
       01/31/1996                   $11,505          0.76%          $12,023          0.59%        $10,721
       02/29/1996                   $11,420         -0.68%          $11,941          0.32%        $10,756
       03/31/1996                   $11,813         -1.28%          $11,788          0.52%        $10,812
       04/30/1996                   $11,292         -0.28%          $11,755          0.39%        $10,854
       05/31/1996                   $11,347         -0.04%          $11,750          0.19%        $10,874
       06/30/1996                   $12,034          1.09%          $11,878          0.06%        $10,881
       07/31/1996                   $11,599          0.90%          $11,985          0.19%        $10,902
       08/31/1996                   $12,131         -0.02%          $11,983          0.19%        $10,922
       09/30/1996                   $11,804          1.40%          $12,151          0.32%        $10,957
       10/31/1996                   $11,952          1.13%          $12,288          0.32%        $10,992
       11/30/1996                   $12,703          1.83%          $12,513          0.19%        $11,013
       12/31/1996                   $12,145         -0.42%          $12,460          0.00%        $11,013
       01/31/1997                   $12,150          0.19%          $12,484          0.32%        $11,048
       02/28/1997                   $12,271          0.92%          $12,599          0.31%        $11,083
       03/31/1997                   $12,155         -1.33%          $12,431          0.25%        $11,110
       04/30/1997                   $12,275          0.84%          $12,536          0.12%        $11,124
       05/31/1997                   $12,441          1.51%          $12,725         -0.06%        $11,117
       06/30/1997                   $12,616          1.07%          $12,861          0.12%        $11,130
       07/31/1997                   $12,962          2.77%          $13,217          0.12%        $11,144
       08/31/1997                   $12,900         -0.94%          $13,093          0.19%        $11,165
       09/30/1997                   $13,140          1.19%          $13,249          0.25%        $11,193
       10/31/1997                   $13,247          0.64%          $13,334          0.25%        $11,221
       11/30/1997                   $13,359          0.59%          $13,412         -0.06%        $11,214
       12/31/1997                   $13,566          1.46%          $13,608         -0.12%        $11,201
       01/31/1998                   $13,684          1.03%          $13,748          0.19%        $11,222
       02/28/1998                   $13,699          0.03%          $13,752          0.19%        $11,243
       03/31/1998                   $13,703          0.09%          $13,765          0.19%        $11,265
       04/30/1998                   $13,685         -0.45%          $13,703          0.18%        $11,285
       05/31/1998                   $13,904          1.58%          $13,919          0.18%        $11,305
       06/30/1998                   $13,979          0.39%          $13,974          0.12%        $11,319
       07/31/1998                   $14,038          0.25%          $14,009          0.12%        $11,332
       08/31/1998                   $14,250          1.55%          $14,226          0.12%        $11,346
       09/30/1998                   $14,456          1.25%          $14,403          0.12%        $11,360
       10/31/1998                   $14,446          0.00%          $14,403          0.24%        $11,387
       11/30/1998                   $14,540          0.35%          $14,454          0.00%        $11,387
       12/31/1998                   $14,560          0.25%          $14,490         -0.06%        $11,380
       01/31/1999                   $14,692          1.19%          $14,662          0.24%        $11,407
       02/28/1999                   $14,659         -0.44%          $14,598          0.12%        $11,421
       03/31/1999                   $14,691          0.14%          $14,618          0.30%        $11,455
       04/30/1999                   $14,713          0.25%          $14,655          0.73%        $11,539
       05/31/1999                   $14,609         -0.58%          $14,570          0.00%        $11,539
       06/30/1999                   $14,361         -1.44%          $14,360          0.00%        $11,539
       07/31/1999                   $14,379          0.36%          $14,412          0.30%        $11,573
       08/31/1999                   $14,171         -0.80%          $14,297          0.24%        $11,601
       09/30/1999                   $14,164          0.04%          $14,302          0.48%        $11,657
       10/31/1999                   $13,820         -1.08%          $14,148          0.18%        $11,678
       11/30/1999                   $13,948          1.06%          $14,298          0.06%        $11,685
       12/31/1999                   $13,590         -0.75%          $14,191          0.00%        $11,685
       01/31/2000                   $13,369         -0.44%          $14,128          0.24%        $11,713
       02/29/2000                   $13,577          1.16%          $14,292          0.59%        $11,782
       03/31/2000                   $14,002          2.18%          $14,604          0.82%        $11,879
       04/30/2000                   $13,953         -0.59%          $14,517          0.06%        $11,886
       05/31/2000                   $13,896         -0.52%          $14,442          0.06%        $11,893


CLASS C (5/1/96-5/31/00)

[LINE GRAPH]

         Date            Franklin California High Yield    Lehman Brothers Municipal Bond      CPI
                             Municipal Fund-Class C                   Index
         ----            -------------------------------   ------------------------------      ---

      05/01/1996                  $9,899                      $10,000                         $10,000
      05/31/1996                  $9,952          -0.04%      $9,996               0.19%      $10,019
      06/28/1996                 $10,193           1.09%      $10,105              0.06%      $10,025
      07/31/1996                 $10,165           0.90%      $10,196              0.19%      $10,044
      08/30/1996                 $10,266          -0.02%      $10,194              0.19%      $10,063
      09/30/1996                 $10,326           1.40%      $10,337              0.32%      $10,095
      10/31/1996                 $10,450           1.13%      $10,453              0.32%      $10,128
      11/29/1996                 $10,735           1.83%      $10,645              0.19%      $10,147
      12/31/1996                 $10,617          -0.42%      $10,600              0.00%      $10,147
      01/31/1997                 $10,615           0.19%      $10,620              0.32%      $10,179
      02/28/1997                 $10,715           0.92%      $10,718              0.31%      $10,211
      03/31/1997                 $10,617          -1.33%      $10,575              0.25%      $10,236
      04/30/1997                 $10,707           0.84%      $10,664              0.12%      $10,249
      05/31/1997                 $10,857           1.51%      $10,825             -0.06%      $10,243
      06/30/1997                 $10,994           1.07%      $10,941              0.12%      $10,255
      07/31/1997                 $11,302           2.77%      $11,244              0.12%      $10,267
      08/31/1997                 $11,243          -0.94%      $11,138              0.19%      $10,287
      09/30/1997                 $11,447           1.19%      $11,271              0.25%      $10,312
      10/31/1997                 $11,535           0.64%      $11,343              0.25%      $10,338
      11/30/1997                 $11,638           0.59%      $11,410             -0.06%      $10,332
      12/31/1997                 $11,802           1.46%      $11,577             -0.12%      $10,320
      01/31/1998                 $11,913           1.03%      $11,696              0.19%      $10,339
      02/28/1998                 $11,911           0.03%      $11,699              0.19%      $10,359
      03/31/1998                 $11,911           0.09%      $11,710              0.19%      $10,379
      04/30/1998                 $11,890          -0.45%      $11,657              0.18%      $10,397
      05/31/1998                 $12,084           1.58%      $11,841              0.18%      $10,416
      06/30/1998                 $12,141           0.39%      $11,887              0.12%      $10,428
      07/31/1998                 $12,184           0.25%      $11,917              0.12%      $10,441
      08/31/1998                 $12,362           1.55%      $12,102              0.12%      $10,453
      09/30/1998                 $12,536           1.25%      $12,253              0.12%      $10,466
      10/31/1998                 $12,524           0.00%      $12,253              0.24%      $10,491
      11/30/1998                 $12,600           0.35%      $12,296              0.00%      $10,491
      12/31/1998                 $12,602           0.25%      $12,327             -0.06%      $10,485
      01/31/1999                 $12,723           1.19%      $12,473              0.24%      $10,510
      02/28/1999                 $12,678          -0.44%      $12,419              0.12%      $10,523
      03/31/1999                 $12,698           0.14%      $12,436              0.30%      $10,554
      04/30/1999                 $12,722           0.25%      $12,467              0.73%      $10,631
      05/31/1999                 $12,626          -0.58%      $12,395              0.00%      $10,631
      06/30/1999                 $12,405          -1.44%      $12,216              0.00%      $10,631
      07/31/1999                 $12,415           0.36%      $12,260              0.30%      $10,663
      08/31/1999                 $12,228          -0.80%      $12,162              0.24%      $10,689
      09/30/1999                 $12,216           0.04%      $12,167              0.48%      $10,740
      10/31/1999                 $11,904          -1.08%      $12,036              0.18%      $10,759
      11/30/1999                 $12,020           1.06%      $12,163              0.06%      $10,766
      12/31/1999                 $11,706          -0.75%      $12,072              0.00%      $10,766
      01/31/2000                 $11,512          -0.44%      $12,019              0.24%      $10,792
      02/29/2000                 $11,673           1.16%      $12,158              0.59%      $10,855
      03/31/2000                 $12,033           2.18%      $12,423              0.82%      $10,944
      04/30/2000                 $11,986          -0.59%      $12,350              0.06%      $10,951
      05/31/2000                 $11,945          -0.52%      $12,286              0.06%      $10,957


*Source: Standard and Poor's Micropal.

Past performance does not guarantee future results.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)
--------------------------------------------------------------------------------

STATE UPDATE
During the 12 months ended May 31, 2000, Tennessee's unemployment rate trended downward, and January's 3.5% rate was the state's lowest unemployment number in two decades. In the mid-to-late 1990s, job losses in the textile and apparel manufacturing sectors slowed Tennessee's job growth rate, but since that time, increased numbers of jobs in the non-manufacturing trade and services sectors have somewhat filled the gap. The state's recent, low unemployment figures reflected the fact that all major industries, excluding manufacturing, posted gains in 1999.(2)

Despite these positive economic trends, growing expenditures and an inflexible revenue structure led to an unbalanced 2001 budget. Higher contributions to education and TennCare, the state's health care reform plan, as well as pay increases for many state employees, resulted in an estimated $342 million gap between revenues and expenditures. The fiscal 2000 budget, although balanced, relied on one-time revenues totaling approximately $120 million. As of May 31, 2000, Tennessee's General Assembly was reviewing tax reform, as a means of addressing the state's projected deficit.(2)

(1.) The fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.
(2.) Source: Moody's Investors Service, Municipal Credit Research, 3/14/00.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 31.


[CREDIT QUALITY BREAKDOWN* PIE CHART]
Franklin TENNESSEE Municipal Bond Fund
Based on Total Long-Term Investments
5/31/00

AAA ........................  53.9%
AA .........................  36.2%
A  .........................   3.1%
BBB ........................   6.5%
Below Investment Grade .....   0.3%

*Quality breakdown may include
internal ratings for bonds not rated by a national rating agency.


PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
5/31/00

                           % OF TOTAL
                            LONG-TERM
                           INVESTMENTS
--------------------------------------

General Obligation               21.5%
Hospital & Health Care           19.5%
Housing                          11.4%
Utilities                        10.3%
Transportation                    9.4%
Higher Education                  7.9%
Prerefunded                       6.6%
Subject to Government
Appropriation                     6.4%
Corporate-Backed                  5.4%
Tax-Supported                     1.4%
Other Revenue                     0.2%



On a positive note, the state has a constitutional balanced budget requirement, which means the Assembly will be forced to modify fiscal 2001 expenditures if it does not approve the necessary tax reform to increase revenues. Meanwhile, Tennessee's low direct-debt burden, compared to the other states, and strongly-funded pension system should mitigate these budgetary pressures and help bolster its credit outlook in the months to come. What's more, in a tight labor market, the state's competitive wage scale and cost environment should benefit its future business climate.

PORTFOLIO NOTES
Franklin Tennessee Municipal Bond Fund sought to take advantage of rising interest rates during the 12 months under review. The fund booked tax losses and reinvested the proceeds at higher yields. As a result, the fund's dividend increased from $0.044 per share on May 31, 1999, to $0.0465 on May 31, 2000. In addition to improving current income, the fund enhanced its call protection structure by selling highly liquid securities with relatively shorter calls. These included Dickson Electric System Revenue, Hardeman County GO and Knox County Health, Educational and Housing Board Hospital Facilities Revenue - Mercy Health Systems bonds.

On the buy side, we focused on securities with at least ten years' call protection, finding value in Tennessee, Lawrenceburg Electric Revenue; Memphis-Shelby County Airport Authority Airport Revenue and Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding - First Mortgage Mountain States Health bonds. We expect these new purchases to play a pivotal role in protecting the fund's long-term income-earning potential, and in helping maintain diversification in a broad range of sectors. Such diversification should reduce exposure to the risk and volatility that may affect any one sector. In our opinion, the fund's wide range of bond coupons and maturities should help meet its goal of protecting principal and providing shareholders with a steady stream of long-term income.

However, rising interest rates during the reporting period also presented challenges for the municipal bond market. For the 12 months ended May 31, 2000, the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 10.2% and the fund's benchmark, the Lehman Brothers Municipal Bond Index, was off 7.1%(3). By comparison, your fund's share price, as measured by net asset value, declined 10.22%.

Tennessee's continued economic growth and low debt burden, combined with the growing need for new infrastructure such as highways, schools and affordable housing, should sustain the need for new borrowing. Taking these factors into consideration, we anticipate a positive future for the state's municipal bond supply.

3. Sources: Lehman Brothers;The Bond Buyer. The fund's investment return and share price fluctuate with market conditions. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

This discussion reflects our views, opinions and portfolio holdings as of May 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee
Municipal Bond Fund - Class A
6/1/99- 5/31/00

                        DIVIDEND
MONTH                  PER SHARE
---------------------------------

June                   4.40 cents
July                   4.40 cents
August                 4.40 cents
September              4.50 cents
October                4.50 cents
November               4.50 cents
December               4.60 cents
January                4.60 cents
February               4.60 cents
March                  4.65 cents
April                  4.65 cents
May                    4.65 cents
---------------------------------
TOTAL                 54.45 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

CLASS A: Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.04%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


ONE-YEAR PERFORMANCE SUMMARY
AS OF 5/31/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A

One-Year Total Return                   -5.30%
Net Asset Value (NAV)                   $10.02 (5/31/00)    $11.16 (5/31/99)
Change in NAV                           -$1.14
Distributions(6/1/99-5/31/00)           Dividend Income     $0.5445

Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 6/30/00

                                                           INCEPTION
CLASS A                             1-YEAR      5-YEAR     (5/10/94)
--------------------------------------------------------------------

Cumulative Total Return(1)          -0.42%      +29.42%     +41.24%
Average Annual Total Return(2)      -4.62%       +4.38%      +5.05%


AS OF 5/31/00

SHARE CLASS                                                     A
---------------------------------------------------------------------

Distribution Rate(3)                                          5.33%
Taxable Equivalent Distribution Rate(4)                       9.39%
30-Day Standardized Yield(5)                                  5.47%
Taxable Equivalent Yield(4)                                   9.63%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.65 cent per share dividend and the maximum offering price of $10.46 on May 31, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of March 15, 2000, for the maximum combined federal and Tennessee state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 2000.

-------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see"Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN TENNESSEE MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURN
5/31/00

CLASS A
----------------------------------------
1-Year                          -9.36%
5-Year                          +3.56%
Since Inception (5/10/94)       +4.60%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. For the periods shown, performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

CLASS A (5/10/94- 5/31/00)


                            [AVG RETURN LINE GRAPH]


             Date        Franklin Tennessee Municipal    Lehman Brothers Municipal        CPI
                           Bond Fund-Class A                  Bond Index
             ----        ----------------------------    -------------------------        ---
          05/10/1994            $9,579                       $10,000                    $10,000
          05/31/1994            $9,693        0.59%          $10,059         0.05%      $10,005
          06/30/1994            $9,578       -0.61%           $9,998         0.34%      $10,039
          07/31/1994            $9,798        1.83%          $10,181         0.27%      $10,066
          08/31/1994            $9,831        0.35%          $10,216         0.40%      $10,106
          09/30/1994            $9,658       -1.47%          $10,066         0.27%      $10,133
          10/31/1994            $9,396       -1.78%           $9,887         0.07%      $10,141
          11/30/1994            $9,160       -1.81%           $9,708         0.13%      $10,154
          12/31/1994            $9,461        2.20%           $9,921         0.00%      $10,154
          01/31/1995            $9,815        2.86%          $10,205         0.40%      $10,194
          02/28/1995           $10,113        2.91%          $10,502         0.40%      $10,235
          03/31/1995           $10,215        1.15%          $10,623         0.33%      $10,269
          04/30/1995           $10,231        0.12%          $10,636         0.33%      $10,303
          05/31/1995           $10,551        3.19%          $10,975         0.20%      $10,323
          06/30/1995           $10,452       -0.87%          $10,879         0.20%      $10,344
          07/31/1995           $10,502        0.95%          $10,983         0.00%      $10,344
          08/31/1995           $10,652        1.27%          $11,122         0.26%      $10,371
          09/30/1995           $10,721        0.63%          $11,192         0.20%      $10,392
          10/31/1995           $10,877        1.45%          $11,355         0.33%      $10,426
          11/30/1995           $11,080        1.66%          $11,543        -0.07%      $10,419
          12/31/1995           $11,201        0.96%          $11,654        -0.07%      $10,411
          01/31/1996           $11,265        0.76%          $11,743         0.59%      $10,473
          02/29/1996           $11,150       -0.68%          $11,663         0.32%      $10,506
          03/31/1996           $11,516       -1.28%          $11,513         0.52%      $10,561
          04/30/1996           $11,486       -0.28%          $11,481         0.39%      $10,602
          05/31/1996           $11,512       -0.04%          $11,477         0.19%      $10,622
          06/30/1996           $11,658        1.09%          $11,602         0.06%      $10,629
          07/31/1996           $11,768        0.90%          $11,706         0.19%      $10,649
          08/31/1996           $11,781       -0.02%          $11,704         0.19%      $10,669
          09/30/1996           $11,978        1.40%          $11,868         0.32%      $10,703
          10/31/1996           $12,097        1.13%          $12,002         0.32%      $10,737
          11/30/1996           $12,315        1.83%          $12,221         0.19%      $10,758
          12/31/1996           $12,266       -0.42%          $12,170         0.00%      $10,758
          01/31/1997           $11,751        0.19%          $12,193         0.32%      $10,792
          02/28/1997           $11,871        0.92%          $12,305         0.31%      $10,826
          03/31/1997           $11,717       -1.33%          $12,142         0.25%      $10,853
          04/30/1997           $11,825        0.84%          $12,244         0.12%      $10,866
          05/31/1997           $12,007        1.51%          $12,429        -0.06%      $10,859
          06/30/1997           $12,142        1.07%          $12,562         0.12%      $10,872
          07/31/1997           $12,523        2.77%          $12,909         0.12%      $10,885
          08/31/1997           $12,373       -0.94%          $12,788         0.19%      $10,906
          09/30/1997           $12,551        1.19%          $12,940         0.25%      $10,933
          10/31/1997           $12,631        0.64%          $13,023         0.25%      $10,961
          11/30/1997           $12,761        0.59%          $13,100        -0.06%      $10,954
          12/31/1997           $12,990        1.46%          $13,291        -0.12%      $10,941
          01/31/1998           $13,126        1.03%          $13,428         0.19%      $10,962
          02/28/1998           $13,122        0.03%          $13,432         0.19%      $10,983
          03/31/1998           $13,134        0.09%          $13,444         0.19%      $11,003
          04/30/1998           $13,068       -0.45%          $13,384         0.18%      $11,023
          05/31/1998           $13,298        1.58%          $13,595         0.18%      $11,043
          06/30/1998           $13,376        0.39%          $13,648         0.12%      $11,056
          07/31/1998           $13,413        0.25%          $13,682         0.12%      $11,070
          08/31/1998           $13,624        1.55%          $13,894         0.12%      $11,083
          09/30/1998           $13,794        1.25%          $14,068         0.12%      $11,096
          10/31/1998           $13,744        0.00%          $14,068         0.24%      $11,123
          11/30/1998           $13,813        0.35%          $14,117         0.00%      $11,123
          12/31/1998           $13,850        0.25%          $14,153        -0.06%      $11,116
          01/31/1999           $13,992        1.19%          $14,321         0.24%      $11,143
          02/28/1999           $13,912       -0.44%          $14,258         0.12%      $11,156
          03/31/1999           $13,976        0.14%          $14,278         0.30%      $11,190
          04/30/1999           $13,981        0.25%          $14,314         0.73%      $11,271
          05/31/1999           $13,857       -0.58%          $14,231         0.00%      $11,271
          06/30/1999           $13,580       -1.44%          $14,026         0.00%      $11,271
          07/31/1999           $13,581        0.36%          $14,076         0.30%      $11,305
          08/31/1999           $13,342       -0.80%          $13,964         0.24%      $11,332
          09/30/1999           $13,283        0.04%          $13,969         0.48%      $11,387
          10/31/1999           $12,983       -1.08%          $13,818         0.18%      $11,407
          11/30/1999           $13,148        1.06%          $13,965         0.06%      $11,414
          12/31/1999           $12,965       -0.75%          $13,860         0.00%      $11,414
          01/31/2000           $12,845       -0.44%          $13,799         0.24%      $11,441
          02/29/2000           $13,017        1.16%          $13,959         0.59%      $11,509
          03/31/2000           $13,398        2.18%          $14,263         0.82%      $11,603
          04/30/2000           $13,275       -0.59%          $14,179         0.06%      $11,610
          05/31/2000           $13,128       -0.52%          $14,106         0.06%      $11,617


*Source: Standard and Poor's Micropal.


              Past performance does not guarantee future results.


MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS


FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                         CLASS A
                                                         -------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                                         -------------------------------------------------------------------------
                                                            2000             1999           1998           1997             1996
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                       $   10.60        $   10.65      $   10.10      $    9.81        $    9.93
                                                         -------------------------------------------------------------------------
Income from investment operations:
Net investment income(c)                                       .56              .57            .62            .63              .64
Net realized and unrealized gains (losses)                   (1.08)            (.04)           .55            .29             (.10)
                                                         -------------------------------------------------------------------------
Total from investment operations                              (.52)             .53           1.17            .92              .54
                                                         -------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (.56)(d)         (.57)          (.62)          (.63)(b)         (.66)
In excess of net investment income                              --             (.01)            --             --               --
                                                         -------------------------------------------------------------------------
Total distributions                                           (.56)            (.58)          (.62)          (.63)            (.66)
                                                         -------------------------------------------------------------------------
Net asset value, end of year                             $    9.52        $   10.60      $   10.65      $   10.10        $    9.81
                                                         =========================================================================

Total return(a)                                              (4.88%)           5.07%         11.78%          9.64%            5.55%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                          $ 464,423        $ 583,752      $ 412,211      $ 213,396        $ 118,313
Ratio to average net assets:
Expenses                                                       .49%             .44%           .35%           .34%             .35%
Expenses excluding waiver and payments by affiliates           .66%             .71%           .69%           .75%             .81%
Net investment income                                         5.70%            5.22%          5.81%          6.24%            6.49%
Portfolio turnover rate                                      47.45%           14.31%         37.75%         33.79%           28.02%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Includes distributions in excess of net investment income in the amount of $.001.

(c) Based on average shares outstanding effective year ended May 31, 2000

(d) Includes distributions in excess of net investment income in the amount of $.002.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS(continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                               CLASS B
                                                            ---------------
                                                              YEAR ENDED
                                                            MAY 31, 2000(d)
                                                            ---------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................            $  9.34
                                                                -------
Income from investment operations:
  Net investment income(e) .........................                .17
  Net realized and unrealized gains ................                .20
                                                                -------
Total from investment operations ...................                .37
                                                                -------
Less distributions from net investment income ......               (.17)(c)
                                                                -------
Net asset value, end of year .......................            $  9.54
                                                                =======

Total return(a) ....................................               4.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................            $   808
Ratio to average net assets:
  Expenses .........................................               1.02%(b)
  Expenses excluding waiver and payments by
    affiliates .....................................               1.19%(b)
  Net investment income ............................               5.33%(b)
Portfolio turnover rate ............................              47.45%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Annualized

(c) Includes distributions in excess of net investment income in the amount of $.0004.

(d) For the period February 1, 2000 (effective date) to May 31, 2000.

(e) Based on average shares outstanding.


FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS(continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                       CLASS C
                                                       -------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
                                                       -------------------------------------------------------------------------
                                                          2000             1999           1998           1997             1996(c)
                                                       -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $   10.63       $    10.68     $    10.12     $     9.82       $     9.82
                                                       -------------------------------------------------------------------------
Income from investment operations:
  Net investment income(e) .........................         .51              .51            .56            .57              .05
  Net realized and unrealized gains (losses) .......       (1.08)            (.04)           .56            .30               --
                                                       -------------------------------------------------------------------------
Total from investment operations ...................        (.57)             .47           1.12            .87              .05
                                                       -------------------------------------------------------------------------
Less distributions from:
  Net investment income ............................        (.51)(f)         (.51)          (.56)          (.57)(d)         (.05)
  In excess of net investment income ...............          --             (.01)            --             --               --
                                                       -------------------------------------------------------------------------
Total distributions ................................        (.51)            (.52)          (.56)          (.57)            (.05)
                                                       -------------------------------------------------------------------------
Net asset value, end of year .......................   $    9.55       $    10.63     $    10.68     $    10.12       $     9.82
                                                       =========================================================================

Total return(a) ....................................       (5.39%)           4.48%         11.30%          9.08%             .54%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $  64,890       $   78,338     $   40,363     $   10,624       $      212
Ratio to average net assets:
  Expenses .........................................        1.04%             .99%           .90%           .90%             .91%(b)
  Expenses excluding waiver and payments by
    affiliates .....................................        1.21%            1.26%          1.24%          1.31%            1.81%(b)
  Net investment income ............................        5.15%            4.66%          5.23%          5.68%            5.73%(b)
Portfolio turnover rate ............................       47.45%           14.31%         37.75%         33.79%           28.02%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Annualized

(c) For the period May 1, 1996 (effective date) to May 31, 1996.

(d) Includes distributions in excess of net investment income in the amount of $.001.

(e) Based on average shares outstanding effective year ended May 31, 2000.

(f) Includes distributions in excess of net investment income in the amount of $.002.


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000


                                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                      AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.7%
BONDS 88.5%
ABAG Finance Authority for Nonprofit Corps. COP, 6.15%, 1/01/22 ............................      $ 1,435,000      $ 1,442,505
Adelanto Water Authority Revenue,
    Parity Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .....................        3,410,000        3,852,448
    Water Systems Acquisition Project, sub. lien, Series A, 7.50%, 9/01/28 .................        2,000,000        2,345,800
Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 .............................................        1,240,000        1,192,421
Alameda PFA, Local Agency Revenue, Special Tax, Community Facility No. 1-A,
    6.70%, 8/01/12 .........................................................................        3,400,000        3,467,762
    7.00%, 8/01/19 .........................................................................        4,015,000        4,152,875
American Canyon Joint Powers Financing Authority Lease Revenue, Civic/Recreation Facilities,
    6.40%, 6/01/22 .........................................................................        1,000,000          986,070
Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 .........................................................................        1,520,000        1,519,772
    7.25%, 9/02/27 .........................................................................        3,665,000        3,664,414
Beaumont Financing Authority Local Agency Revenue, Sewer Enterprise Project, Refunding,
    Series A, 6.75%, 9/01/25 ...............................................................        5,000,000        4,869,450
Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A, 6.80%, 8/01/24 ..        1,510,000        1,645,432
Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding, 7.00%, 9/02/14 ..........          440,000          453,310
Calexico Special Financing Authority Sales Tax Revenue, 7.40%,
    1/01/01 ................................................................................          165,000          165,947
    1/01/02 ................................................................................          175,000          177,046
    1/01/03 ................................................................................          220,000          223,568
    1/01/04 ................................................................................          235,000          239,387
    1/01/05 ................................................................................          285,000          290,486
    1/01/06 ................................................................................          340,000          346,161
    1/01/18 ................................................................................        7,680,000        7,819,162
California City RDA, Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 .........        9,670,000        9,805,573
California Educational Facilities Authority Revenue,
    (b) Keck Graduate Institute, 6.75%, 6/01/30 ............................................        2,500,000        2,516,300
    (b) Pooled College and University, Series B, 6.625%, 6/01/20 ...........................        1,000,000        1,004,500
    Pooled College and University Projects, Series B, 6.30%, 4/01/21 .......................        1,000,000          975,010
California Health Facilities Financing Authority Revenue,
    Catholic Healthcare West, Series A, 5.00%, 7/01/18 .....................................        9,000,000        6,994,710
    Cedarknoll Inc., Series B, California Mortgage Insured, Pre-Refunded, 7.50%, 8/01/20 ...        1,800,000        1,844,352
    Kaiser Permanente, Series A, 5.40%, 5/01/28 ............................................       15,000,000       12,917,100
    Kaiser Permanente, Series B, 5.25%, 10/01/16 ...........................................        3,250,000        2,871,180
    Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 ............................        3,250,000        2,883,953
    Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ...........................          990,000        1,006,563
California HFAR, Home Mortgage,
    Series B, 7.125%, 2/01/26 ..............................................................          280,000          280,028
    Series F-1, 7.00%, 8/01/26 .............................................................          680,000          696,946
    Series H, 6.25%, 8/01/27 ...............................................................        2,420,000        2,424,332
California PCFA,
    PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 .........................        2,000,000        2,037,340
    Solid Waste Disposal Revenue, Browning-Ferris Industries Inc., 6.75%, 9/01/19 ..........        7,000,000        6,659,730
    Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 .....        9,100,000        8,674,575
California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 .......           55,000           57,821
California State GO,
    FGIC Insured, 6.00%, 8/01/19 ...........................................................           30,000           30,289
    Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ..................................        1,250,000        1,250,988

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                      AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ...............      $ 2,705,000    $ 2,735,485
California Statewide CDA,
    COP, International School of Peninsula Project, 7.50%, 11/01/29 ........................       11,170,000     11,228,307
    COP, The Internext Group, 5.375%, 4/01/17 ..............................................        6,000,000      5,086,320
    COP, The Internext Group, 5.375%, 4/01/30 ..............................................        8,300,000      6,611,282
    COP, Windward School, 6.90%, 9/01/23 ...................................................        2,000,000      2,000,940
    Lease Revenue, Special Facilities, United Airlines, Los Angeles, 5.625%, 10/01/34 ......        5,555,000      4,538,046
    Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 ..........        6,320,000      5,233,023
California Statewide CDA Revenue, COP, CHFCLP Insured, Families First Inc., 7.25%, 12/01/22         1,800,000      2,002,950
Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A,
    6.55%, 10/01/32 ........................................................................        5,300,000      5,271,168
Capistrano USD, CFD, Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ....................        1,000,000      1,082,630
Chula Vista 1915 Act, AD No. 97-2, 6.15%, 9/02/29 ..........................................        8,440,000      7,673,986
Clovis 1915 Act, Special Assessment, AD No. 98-1, 6.375%, 9/02/18 ..........................        1,585,000      1,484,543
Corona-Norco USD, Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ................................        2,120,000      2,111,838
Duarte RDA, Tax Allocation,
    Davis Addition Project Area, Refunding, 6.70%, 9/01/14 .................................        2,615,000      2,677,891
    Davis Addition Project Area, Refunding, 6.90%, 9/01/18 .................................        4,120,000      4,223,948
    Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 .......................          780,000        873,202
El Dorado County Public Financing Revenue, 6.375%, 2/15/25 .................................        1,885,000      1,876,649
El Dorado County Special Tax, Community Facilities District No 1992-1,
    6.125%, 9/01/16 ........................................................................        4,985,000      4,764,912
    6.25%, 9/01/29 .........................................................................        2,330,000      2,170,698
Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1, 7.00%, 9/01/29 .........        3,500,000      3,435,460
Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ...................        3,840,000      3,818,112
Fontana Special Tax,
    CFD No. 7, 6.125%, 9/01/28 .............................................................        1,280,000      1,148,890
    CFD No. 12, 6.60%, 9/01/19 .............................................................        3,295,000      3,210,615
    CFD No. 12, 6.625%, 9/01/30 ............................................................        7,675,000      7,407,373
Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
    6.50%, 1/01/32 .........................................................................        5,500,000      5,976,300
Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%, 7/01/24 .....        6,375,000      6,359,445
Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded,
    7.75%, 9/01/25 .........................................................................        2,500,000      2,827,000
Granada Sanitation District 1915 Act, Sewage Treatment Facilities, Financing District,
    Series A,
    7.125%, 9/02/16 ........................................................................          830,000        835,835
    7.25%, 9/02/22 .........................................................................          865,000        877,326
Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ........................................        3,945,000      3,860,340
Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding, 6.35%, 12/01/33 ............        4,000,000      3,829,360
Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 ...........................................        1,930,000      1,967,095
Huntington Beach PFA Revenue, Huntington Beach Redevelopment Projects, Refunding,
    7.00%, 8/01/24 .........................................................................        1,000,000      1,017,110
Imperial County Special Tax, CFD No. 98-1,
    6.45%, 9/01/17 .........................................................................        2,155,000      2,034,794
    6.50%, 9/01/31 .........................................................................        6,205,000      5,790,382
Indio 1915 Act GO, Assessment District No. 99-1, 7.125%, 9/02/20 ...........................        2,500,000      2,425,500
Irvine Meadows Mobile Home Park Revenue, Series A, 5.70%, 3/01/18 ..........................        2,300,000      2,060,892
Irwindale PFA Special Tax, CFD No.1, Refunding, 6.00%, 11/01/20 ............................        4,450,000      4,117,674
John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/13 ................        1,500,000      1,592,160
Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 ..............................        1,265,000      1,290,022
Lake Elsinore RDA, Special Tax, CFD No. 90-2, Series A, 6.05%, 10/01/24 ....................        4,500,000      4,142,295


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                      AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Lancaster RDA, Tax Allocation,
    Library Project, sub. lien, Refunding, 7.00%, 12/01/29 ................................      $ 1,780,000      $ 1,734,557
    Residential Redevelopment Project, sub. Lien, Refunding, 6.65%, 9/01/27 ...............        2,500,000        2,465,625
Lemon Grove School District COP, Vista La Mesa Elementary School Construction,
    Pre-Refunded, 6.40%, 9/01/26 ..........................................................        2,000,000        2,106,020
Livermore Special Tax, Triad Center Community Facilities District 90-1, 6.50%, 9/01/25 ....        5,095,000        4,741,611
Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .........................................          140,000          140,076
Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 ...........................        3,500,000        3,599,575
Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ...................................        1,150,000        1,151,944
Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21 .....................        1,175,000        1,156,506
Lynwood PFA, Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .........................        1,000,000          965,010
Lynwood PFA Lease Revenue,
    6.25%, 9/01/22 ........................................................................        1,080,000        1,043,420
    6.30%, 9/01/29 ........................................................................        2,680,000        2,552,807
Millbrae Elementary School District COP, Financing Project, Pre-Refunded, 6.90%, 3/01/22 ..        1,480,000        1,562,199
Modesto PFA, Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 .......        1,645,000        1,657,222
Norco Special Tax CFD GO, No. 97-1, 7.10%, 10/01/30 .......................................        2,640,000        2,607,238
Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
    Series A, 6.25%, 3/15/28 ..............................................................        4,930,000        4,587,069
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
    6.85%, 3/15/28 ........................................................................        1,945,000        1,865,663
Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .........................        2,815,000        2,989,080
Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .................................        1,475,000        1,487,464
(c) Palmdale Special Tax CFD, No. 93-1 Ritter Ranch Project, Series A, 8.50%, 9/01/17 .....       10,000,000        9,500,000
Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 ................................          500,000          505,875
Pittsburg 1915 Act, Infrastructure Financing Authority Reassessment Revenue, Sub Series B,
    6.00%, 9/02/24 ........................................................................        2,710,000        2,448,024
Rancho Water District Special Tax Community Facilities 99-1 Area A, Series A,
    6.70%, 9/01/30 ........................................................................        2,250,000        2,181,758
Rancho Water District Special Tax Community Facilities 99-1 Area B, Series A,
    6.70%, 9/01/30 ........................................................................        2,630,000        2,550,232
(b) Richmond 1915 Act, AD No. 99-01, 7.20%, 9/02/30 .......................................        7,885,000        7,912,834
Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 ........................        2,905,000        3,037,236
Riverside County CFD, Special Tax, senior lien, No. 87-5, Refunding, Series A,
    7.00%, 9/01/13 ........................................................................        7,335,000        7,381,797
Roseville Special Tax,
    CFD, No. 1-Highland, 6.30%, 9/01/25 ...................................................       10,000,000        9,422,300
    Woodcreek West Community Facilities No. 1, 6.70%, 9/01/25 .............................        3,000,000        2,914,380
Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 .......................        1,575,000        1,503,968
San Bernardino Associated Communities Financing Authority COP, Granada Hills Health Care,
    Refunding and Improvement, Series A, 6.90%, 5/01/27 ...................................       10,000,000        8,380,800
San Diego County Educational Facilities Authority No. 1 Lease Revenue, 6.50%, 8/15/15 .....          850,000          881,399
San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ..................        3,500,000        3,902,500
San Francisco City and County Airport Commission International Airport Revenue, Issue 8A,
    Second Series, FGIC Insured, 6.25%, 5/01/20 ...........................................        1,570,000        1,589,672
San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A, 6.80%,
    12/01/21 ..............................................................................          800,000          826,464
San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and Restoration
    Assessment, FSA Insured, 6.00%, 9/02/14 ...............................................          800,000          824,736
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Refunding, Series A, 5.50%, 1/15/28 ...................................................       23,200,000       20,239,216
    senior lien, 5.00%, 1/01/33 ...........................................................        9,500,000        7,688,445
    senior lien, Pre-Refunded, 7.00%, 1/01/30 .............................................          675,000          723,472
    senior lien, Pre-Refunded, 6.75%, 1/01/32 .............................................        3,450,000        3,677,079


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                      AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
San Jose Financing Authority Revenue, Convention Center Project, Refunding, Series C,
    6.40%, 9/01/17 .........................................................................      $  5,000,000     $ 5,162,600
San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 ............................         6,660,000       5,527,800
San Marcos Public Facilities Authority Revenue, Tax Increment Project Area-3-A, sub. lien,
    6.00%, 8/01/31 .........................................................................        14,230,000      12,729,304
San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ......         3,000,000       2,612,640
San Marcos USD Special Tax CFD, No. 4-Zone A, 7.00%, 9/01/30 ...............................           750,000         744,293
San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%, 8/01/22 .......................         4,070,000       3,590,920
San Ramon PFA, Tax Allocation Revenue,
    Pre-Refunded, 6.90%, 2/01/24 ...........................................................           700,000         765,387
    Refunding, 6.90%, 2/01/24 ..............................................................           800,000         823,680
Sand City RDA, Tax Allocation Revenue, Redevelopment Project, 6.00%, 11/01/26 ..............         3,900,000       3,622,749
Simi Valley 1915 Act, Assessment District No. 98-1, Madera, 7.30%, 9/02/24 .................         4,000,000       3,985,840
Southern California Public Power Authority Transmission Project Revenue, Southern
    Transmission, Refunding, 6.125%, 7/01/18 ...............................................         1,140,000       1,158,981
Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A, 6.00%,
    9/01/18 ................................................................................         1,000,000         944,050
    9/01/24 ................................................................................         1,100,000       1,000,648
Tracy COP, I-205 Corridor Improvement Project, Pre-Refunded, 7.00%, 10/01/27 ...............         1,200,000       1,257,444
Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ....................         9,345,000       9,546,945
Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 ......................................        14,830,000      13,963,483
Virgin Islands PFA Revenue, sub. lien, Fund Loan Notes, Refunding, Series E,
    5.75%, 10/01/13 ........................................................................         1,595,000       1,450,892
    5.875%, 10/01/18 .......................................................................         1,665,000       1,488,843
    6.00%, 10/01/22 ........................................................................         2,650,000       2,369,021
Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home, 5.875%, 2/01/28 ...............         1,685,000       1,474,729
West Sacramento Special Tax Community Facilities District No 10, 6.75%, 9/01/26 ............         3,235,000       3,160,757
Western Placer Waste Management Authority Revenue, Refunding, 6.75%, 7/01/14 ...............         7,400,000       7,709,024
                                                                                                                   -----------
TOTAL BONDS (COST $486,547,548) ............................................................                       469,052,407
                                                                                                                   -----------
ZERO COUPON BONDS 9.2%
California HFAR, Home Mortgage, Series F, FSA Insured, 8/01/31 .............................        38,500,000       4,808,265
Duarte RDA Tax Allocation, Capital Appreciation, sub. lien, Merged
    Redevelopment Project,12/01/28 .........................................................        30,795,000       4,231,233
Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
    01/15/26 ...............................................................................        38,720,000       7,231,347
    01/15/31 ...............................................................................        85,780,000      11,376,144
San Diego RDA, Capital Appreciation, Tax Allocation, Series B
    9/01/10 ................................................................................         3,770,000       1,902,945
    9/01/15 ................................................................................         6,810,000       2,418,572
    9/01/16 ................................................................................         1,500,000         493,845
    9/01/19 ................................................................................         1,800,000         475,524
    9/01/20 ................................................................................         1,800,000         442,008
    9/01/21 ................................................................................         1,800,000         412,380
    9/01/22 ................................................................................         1,900,000         401,774
    9/01/23 ................................................................................         1,900,000         374,660
    9/01/24 ................................................................................         1,900,000         345,305
    9/01/25 ................................................................................         1,900,000         321,860
    9/01/26 ................................................................................         1,900,000         299,990
    9/01/27 ................................................................................         1,900,000         279,603
    9/01/28 ................................................................................         1,900,000         260,622


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                      AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON BONDS (CONT.)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
           junior lien, ETM, 1/01/28 .................................................      $  19,150,000    $   3,585,262
    Refunding, Series A, 1/15/21 .....................................................         15,000,000        8,929,200
                                                                                                             -------------
TOTAL ZERO COUPON BONDS (COST $46,773,635) ...........................................                          48,590,539
                                                                                                             -------------
TOTAL LONG TERM INVESTMENTS (COST $533,321,183) ......................................                         517,642,946
                                                                                                             -------------
(a) SHORT TERM INVESTMENTS 2.9%
California Health Facilities Financing Authority Revenue, St. Joseph Health System,
    Series A, Daily VRDN and Put, 4.15%, 7/01/13 .....................................          1,000,000        1,000,000
California PCFA, PCR, Southern California Edison Co.,
    Series A, Daily VRDN and Put, 3.20%, 2/28/08 .....................................          1,800,000        1,800,000
    Series D, Daily VRDN and Put, 3.00%, 2/28/08 .....................................            100,000          100,000
Irvine 1915 Act,
    AD No. 94-13, Daily VRDN and Put, 4.15%, 9/02/22 .................................          1,262,000        1,262,000
    AD No. 97-17, Daily VRDN and Put, 4.15%, 9/02/23 .................................            400,000          400,000
Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put,
    4.10%, 8/01/16 ...................................................................          2,300,000        2,300,000
Irvine Ranch Water District Revenue GO, No. 105, 140, 240 and 250, Daily VRDN and Put,
    4.10%, 1/01/21 ...................................................................          2,100,000        2,100,000
Irvine Ranch Water District Revenue GO, No. 105, 140, 240 and 250, Daily VRDN and Put,
    4.15%, 4/01/33 ...................................................................          6,400,000        6,400,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
    VRDN and Put, 3.40%, 12/01/15 ....................................................            100,000          100,000
                                                                                                             -------------
TOTAL SHORT TERM INVESTMENTS (COST $15,462,000) ......................................                          15,462,000
                                                                                                             -------------
TOTAL INVESTMENTS (COST $548,783,183) 100.6% .........................................                         533,104,946
OTHER ASSETS, LESS LIABILITIES (.6)% .................................................                          (2,983,622)
                                                                                                             -------------
NET ASSETS 100.0% ....................................................................                       $ 530,121,324
                                                                                                             -------------



See Glossary of Terms on page 34.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specific dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.


                     See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                                         CLASS A
                                                          ------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                                          ------------------------------------------------------------------------
                                                            2000            1999            1998            1997            1996
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $  11.16        $  11.27        $  10.71        $  10.40        $  10.53
                                                          ------------------------------------------------------------------------
Income from investment operations:
Net investment income(b) ...........................           .56             .55             .57             .58             .56
Net realized and unrealized gains (losses) .........         (1.15)           (.08)            .56             .33            (.09)
                                                          ------------------------------------------------------------------------
Total from investment operations ...................          (.59)            .47            1.13             .91             .47
Less distributions from:
Net investment income ..............................          (.55)           (.55)           (.57)           (.60)           (.60)
Net realized gains .................................            --            (.03)             --              --              --
                                                          ------------------------------------------------------------------------
Total distributions ................................          (.55)           (.58)           (.57)           (.60)           (.60)
                                                          ------------------------------------------------------------------------
Net asset value, end of year .......................      $  10.02        $  11.16        $  11.27        $  10.71        $  10.40
                                                          ------------------------------------------------------------------------

Total return(a) ....................................         (5.30%)          4.19%          10.75%           8.95%           4.50%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................      $ 63,742        $ 77,117        $ 44,526        $ 26,708        $ 13,956
Ratio to average net assets:
Expenses ...........................................           .40%            .40%            .40%            .40%            .33%
Expenses excluding waiver and payments by affiliates           .81%            .81%            .81%            .84%            .91%
Net investment income ..............................          5.36%           4.88%           5.12%           5.51%           5.67%
Portfolio turnover rate ............................         29.94%          13.39%          37.67%          27.60%          27.23%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended May 31, 2000.


                       See notes to financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000


                                                                                                  PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                             AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.3%
 (c) Carroll County IDBR, Henry I. Siegel Co. Inc. Project, Refunding, 7.20%, 4/01/05 ......      $  500,000      $  175,000
 Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health
        Initiatives, Refunding,
        Series A, 5.00%, 12/01/18 ..........................................................       1,000,000         832,420
        Series A, 5.00%, 12/01/28 ..........................................................       1,000,000         805,500
 Cleveland Public Improvement GO, FGIC Insured, 5.25%, 6/01/24 .............................       3,000,000       2,672,550
 Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 .....       3,500,000       3,060,750
 Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured,
     6.00%, 10/01/26 .......................................................................       1,000,000         972,840
 Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 ......................         500,000         495,020
 Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded,
     5.75%, 4/01/24 ........................................................................         500,000         521,550
 Humphreys County IDB, Solid Waste Disposal Revenue, Dupont Denemours and Co. Project,
     6.70%, 5/01/24 ........................................................................         800,000         846,224
 Jackson GO, Refunding and Improvement, MBIA Insured, 5.125%, 3/01/16 ......................       1,000,000         921,010
 Johnson City GO,
        Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 ......................         500,000         518,725
        Solid Waste, AMBAC Insured, 5.80%, 5/01/09 .........................................         100,000         102,450
 Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First
     Mortgage Mountain States Health, Series A, MBIA Insured, 6.00%, 7/01/21 ...............       2,970,000       2,921,054
 Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
     Series A, GNMA Secured, 5.90%, 6/20/37 ................................................       1,390,000       1,279,064
 Johnson County Public Improvement GO,
        Series B, AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20         100,000         107,643
 Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement,
     Series A, MBIA Insured, 5.625%, 12/01/19 ..............................................       1,000,000         963,910
 Knox County Health, Educational and Housing Board Hospital Facilities Revenue, Fort Sanders
        Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ..................................       1,250,000       1,259,313
 Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured,
     5.95%, 3/01/28 ........................................................................         250,000         241,423
 Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding, MBIA
     Insured, 6.10%, 1/01/19 ...............................................................         100,000         100,838
 Lawrenceburg Electric Revenue, MBIA Insured, 5.50%, 7/01/26 ...............................       1,000,000         925,800
 Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project,
     6.20%, 2/01/23 ........................................................................       1,305,000       1,292,342
 Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 ...............................         150,000         157,050
 Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24 .......         620,000         627,831
 McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ...............         500,000         521,550
 Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
        Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27 ........................         150,000         158,085
        MF River Trace II, Refunding, Series A, FNMA Secured, 6.45%, 4/01/26 ...............         100,000         100,709
 Memphis-Shelby County Airport Authority Airport Revenue Series D, AMBAC Insured,
     6.00%, 3/01/24 ........................................................................       4,780,000       4,731,722
 Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
     Express Corp., 6.75%, 9/01/12 .........................................................         100,000         102,571
 Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
        5.20%, 5/15/23 .....................................................................       1,000,000         882,000
        Pre-Refunded, 6.00%, 5/15/17 .......................................................         200,000         207,478
 Metropolitan Government of Nashville and Davidson County GO,
        Public Improvements, 5.875%, 5/15/26 ...............................................       1,000,000         973,370
        Refunding, 5.125%, 5/15/25 .........................................................       3,000,000       2,600,310
 Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
     Board Revenue,
        Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 .....         150,000         163,080
        Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 ...................         500,000         502,795
        Multi-Modal Health Facility, Asset Guaranty, 5.50%, 5/01/23 ........................         955,000         847,467
        The Vanderbilt University, Refunding, Series B, 5.00%, 10/01/28 ....................       2,750,000       2,339,480
 Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Stadium
     Public Improvement Project, AMBAC Insured, 5.875%, 7/01/21 ............................       1,775,000       1,742,322

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                              AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
    Refunding, 5.50%, 1/01/16 ..............................................................      $   620,000      $  600,451
Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ...          205,000         212,546
Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 .............          180,000         192,506
Montgomery County Health Educational and Housing Facility Board Hospital Revenue,
    Clarksville Regional Health System, Refunding and Improvement, 5.375%, 1/01/28 .........        3,000,000       2,181,480
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
    6.85%, 3/15/28 .........................................................................          290,000         278,171
Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 ..............................          100,000         101,610
Puerto Rico Commonwealth GO,
      Pre-Refunded, 6.50%, 7/01/23 .........................................................          100,000         106,954
      Public Improvement, MBIA Insured, 5.75%, 7/01/26 .....................................          750,000         739,995
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    Pre-Refunded, 6.00%, 7/01/22 ...........................................................          500,000         527,940
Puerto Rico Electric Power Authority Revenue, Series R, Pre-Refunded, 6.25%, 7/01/17 .......          100,000         104,123
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A,
    MBIA Insured, 6.25%, 7/01/24 ...........................................................          200,000         203,322
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A,
    6.25%, 6/01/26 .........................................................................          600,000         566,262
Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 .......        3,000,000       2,557,950
Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted
    Living Project, Series A, 5.50%, 12/01/31 ..............................................        2,010,000       1,749,625
Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 ............................          530,000         543,981
South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ...............................          300,000         298,953
Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 ....................          350,000         352,874
Tennessee HDA,
      Homeownership Program, 5.375%, 7/01/23 ...............................................        1,000,000         898,510
      Homeownership Program, Issue 4A, 6.375%, 7/01/22 .....................................          800,000         805,712
      Homeownership Project, Series 3C, 6.00%, 1/01/20 .....................................        2,500,000       2,440,850
      Mortgage Finance, Series A, 6.90%, 7/01/25 ...........................................          185,000         191,932
      Mortgage Finance, Series B, 6.60%, 7/01/25 ...........................................          100,000         101,639
      Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 .............................          630,000         637,503
Tennessee State Local Development Authority Revenue,
      Community Provider Pooled Loan Program, Pre-Refunded, 6.55%, 10/01/23 ................          100,000         107,040
      State Loan Program, Refunding, Series A, MBIA Insured, 5.125%, 3/01/22 ...............          150,000         131,757
Tennessee State School Board Authority, Higher Educational Facilities,
      2nd Program, Series A, 5.00%, 5/01/28 ................................................        3,000,000       2,516,100
      Series A, Pre-Refunded, 6.25%, 5/01/22 ...............................................          100,000         103,697
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ........................................................................        1,000,000         879,060
West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 ..............................        1,055,000         954,575
(b) White House Utility District, Robertson and Summer Counties Water and Sewer Revenue,
    FSA Insured, 6.00%, 1/01/26 ............................................................        1,000,000         996,060
White House Utility District, Robertson and Sumner Counties Waterworks System Revenue,
    Refunding, Series B, FGIC Insured, 5.375%, 1/01/19 .....................................        1,890,000       1,766,432
Wilson County COP,
      Educational Facilities, Pre-Refunded, 6.125%, 6/30/10 ................................          220,000         231,518
      FSA Insured, 5.25%, 3/30/18 ..........................................................        1,000,000         915,760
                                                                                                                    ----------
TOTAL LONG TERM INVESTMENTS (COST $67,154,394) .............................................                        62,670,134
                                                                                                                    ----------

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                             AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS 1.6%
Bradley County IDB, Industrial Revenue, Olin Corp. Project, Refunding, Series C, Daily
   VRDN and Put, 1.60%, 11/01/17 ...........................................................      $   100,000      $100,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
   VRDN and Put, 3.40%, 12/01/15 ...........................................................          900,000       900,000
                                                                                                                -----------
TOTAL SHORT TERM INVESTMENTS (COST $1,000,000) .............................................                      1,000,000
                                                                                                                -----------
TOTAL INVESTMENTS (COST $68,154,394) 99.9% .................................................                     63,670,134
OTHER ASSETS, LESS LIABILITIES .1% .........................................................                         71,544
                                                                                                                -----------
NET ASSETS 100.0% ..........................................................................                    $63,741,678
                                                                                                                ===========

See Glossary of Terms on page 34.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.


                       See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 2000(CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------

1915 ACT   - Improvement Bond Act of 1915
ABAG       - The Association of Bay Area Governments
AD         - Assessment District
AMBAC      - American Municipal Bond Assurance Corp.
CDA        - Community Development Authority/Agency
CFD        - Community Facilities District
CHFCLP     - California Health Facilities Construction Loan Program
COP        - Certificate of Participation
ETM        - Escrow to Maturity
FHA        - Federal Housing Authority/Agency
FNMA       - Federal National Mortgage Association
FGIC       - Financial Guaranty Insurance Corp.
FSA        - Financial Security Assistance
GNMA       - Government National Mortgage Association
GO         - General Obligation
HDA        - Housing Development Authority/Agency
HFAR       - Housing Finance Authority/Agency Revenue
ID         - Improvement District
IDB        - Industrial Development Board
IDBR       - Industrial Development Board Revenue
MBIA       - Municipal Bond Investors Assurance Corp.
MF         - Multi-Family
MFHR       - Multi-Family Housing Revenue
MFR        - Multi-Family Revenue
PCFA       - Pollution Control Financing Authority
PCR        - Pollution Control Revenue
PFA        - Public Financing Authority
RDA        - Redevelopment Agency
USD        - Unified School District


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2000


                                                                                             FRANKLIN                   FRANKLIN
                                                                                            CALIFORNIA                  TENNESSEE
                                                                                            HIGH YIELD                  MUNICIPAL
                                                                                           MUNICIPAL FUND               BOND FUND
                                                                                            ---------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................            $ 548,783,183              $ 68,154,394
                                                                                            =======================================
  Value ........................................................................              533,104,946                63,670,134
 Cash ..........................................................................                   15,105                    72,534
 Receivables:
  Investment securities sold ...................................................                3,503,608                        --
  Capital shares sold ..........................................................                  304,192                    11,768
  Interest .....................................................................                8,234,500                 1,211,216
                                                                                            ---------------------------------------
     Total assets ..............................................................              545,162,351                64,965,652
                                                                                            ---------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................               11,360,805                   988,880
  Capital shares redeemed ......................................................                1,777,055                     7,643
  Affiliates ...................................................................                  360,913                    15,884
  Shareholders .................................................................                  499,508                    65,111
 Distributions to shareholders .................................................                1,001,248                   132,455
 Other liabilities .............................................................                   41,498                    14,001
                                                                                            ---------------------------------------
     Total liabilities .........................................................               15,041,027                 1,223,974
                                                                                            ---------------------------------------
      Net assets, at value .....................................................            $ 530,121,324              $ 63,741,678
                                                                                            =======================================
Net assets consist of:
  Undistributed net investment income ..........................................            $          --              $    118,612
  Accumulated distributions in excess of net investment income .................               (1,051,949)                       --
  Net unrealized depreciation ..................................................              (15,678,237)               (4,484,260)
  Accumulated net realized loss ................................................              (39,682,663)               (2,189,865)
  Capital shares ...............................................................              586,534,173                70,297,191
                                                                                            ---------------------------------------
     Net assets, at value ......................................................            $ 530,121,324              $ 63,741,678
                                                                                            =======================================

                       See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements(continued)

STATEMENTS OF ASSETS AND LIABILITIES(CONT.)
MAY 31, 2000


                                                                                                  FRANKLIN             FRANKLIN
                                                                                                 CALIFORNIA           TENNESSEE
                                                                                                 HIGH YIELD           MUNICIPAL
                                                                                               MUNICIPAL FUND         BOND FUND
                                                                                               ----------------------------------
CLASS A:
 Net assets, at value ...............................................................          $464,423,081           $63,741,678
                                                                                               ==================================
 Shares outstanding .................................................................            48,769,154             6,361,278
                                                                                               ==================================
 Net asset value per share* .........................................................                  9.52           $     10.02
                                                                                               ==================================
 Maximum offering price per share (net asset value per share / 95.75%) ..............                  9.94           $     10.46
                                                                                               ==================================

CLASS B:
 Net assets, at value ...............................................................          $    808,210                    --
                                                                                               ==================================
 Shares outstanding .................................................................                84,745                    --
                                                                                               ==================================
 Net asset value and maximum offering price per share ...............................                  9.54                    --
                                                                                               ==================================

CLASS C:
 Net assets, at value ...............................................................          $ 64,890,033                    --
                                                                                               ==================================
 Shares outstanding .................................................................             6,795,247                    --
                                                                                               ==================================
 Net asset value per share* .........................................................                  9.55                    --
                                                                                               ==================================
 Maximum offering price per share (net asset value per share / 99.00%) ..............                  9.65                    --
                                                                                               ==================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements(continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2000


                                                                                             FRANKLIN                    FRANKLIN
                                                                                             CALIFORNIA                  TENNESSEE
                                                                                             HIGH YIELD                  MUNICIPAL
                                                                                           MUNICIPAL FUND                BOND FUND
                                                                                            ---------------------------------------
Investment income:
 Interest ...................................................................               $ 37,355,234                $ 4,028,292
                                                                                            ---------------------------------------
Expenses:
 Management fees (Note 3) ...................................................                  2,974,310                    437,846
 Distribution fees (Note 3)
  Class A ...................................................................                    534,911                     70,002
  Class B ...................................................................                        585                         --
  Class C ...................................................................                    470,988                         --
 Transfer agent fees (Note 3) ...............................................                    193,511                     22,564
 Custodian fees .............................................................                      7,200                        726
 Reports to shareholders ....................................................                     30,732                      4,536
 Registration and filing fees ...............................................                     68,753                      2,286
 Professional fees (Note 3) .................................................                     36,896                     10,023
 Trustees' fees and expenses ................................................                     39,239                      3,972
 Other ......................................................................                     38,336                     12,829
                                                                                            ---------------------------------------
    Total expenses ..........................................................                  4,395,461                    564,784
    Expenses waived/paid by affiliate (Note 3) ..............................                 (1,033,002)                  (284,184)
                                                                                            ---------------------------------------
     Net expenses ...........................................................                  3,362,459                    280,600
                                                                                            ---------------------------------------
      Net investment income .................................................                 33,992,775                  3,747,692
                                                                                            ---------------------------------------
Realized and unrealized losses:
 Net realized loss from investments .........................................                (37,870,917)                (2,122,356)
 Net unrealized depreciation on investments .................................                (30,918,296)                (5,811,528)
                                                                                            ---------------------------------------
Net realized and unrealized loss ............................................                (68,789,213)                (7,933,884)
                                                                                            ---------------------------------------
Net decrease in net assets resulting from operations ........................               $(34,796,438)               $(4,186,192)
                                                                                            =======================================



                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements(continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2000 AND 1999


                                                                  FRANKLIN CALIFORNIA                   FRANKLIN TENNESSEE
                                                               HIGH YIELD MUNICIPAL FUND                MUNICIPAL BOND FUND
                                                            -----------------------------------------------------------------------
                                                                2000                1999               2000               1999
                                                            -----------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ............................      $  33,992,775       $  29,167,118       $  3,747,692       $  2,919,711
    Net realized gain (loss) from investments ........        (37,870,917)            469,247         (2,122,356)           (65,650)
    Net unrealized depreciation on investments .......        (30,918,296)         (4,500,445)        (5,811,528)          (845,514)
                                                            -----------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ....................        (34,796,438)         25,135,920         (4,186,192)         2,008,547
  Distributions to shareholders from:
    Net investment income:
      Class A ........................................        (30,273,047)        (26,332,992)        (3,704,225)        (2,879,542)
      Class B ........................................             (4,475)                 --                 --                 --
      Class C ........................................         (3,715,253)         (2,834,125)                --                 --
    In excess of net investment income:
      Class A ........................................            (97,544)           (845,334)                --                 --
      Class B ........................................                (11)                 --                 --                 --
      Class C ........................................            (11,971)            (90,980)                --                 --
    Net realized gains:
      Class A ........................................                 --                  --                 --           (137,536)
                                                            -----------------------------------------------------------------------
    Total distributions to shareholders ..............        (34,102,301)        (30,103,431)        (3,704,225)        (3,017,078)
    Capital share transactions: (Note 2)
      Class A ........................................        (58,624,613)        175,775,393         (5,485,282)        33,600,071
      Class B ........................................            812,535                  --                 --                 --
      Class C ........................................         (5,257,914)         38,708,484                 --                 --
                                                            -----------------------------------------------------------------------
    Total capital share transactions .................        (63,069,992)        214,483,877         (5,485,282)        33,600,071
        Net increase (decrease) in net assets ........       (131,968,731)        209,516,366        (13,375,699)        32,591,540
  Net assets
    Beginning of year ................................        662,090,055         452,573,689         77,117,377         44,525,837
                                                            -----------------------------------------------------------------------
    End of year ......................................      $ 530,121,324       $ 662,090,055       $ 63,741,678       $ 77,117,377
                                                            =======================================================================
  Undistributed net investment income (accumulated
    distributions in excess of net investment income)
    included in net assets:
      End of year ....................................      $  (1,051,949)      $    (942,423)      $    118,612       $     74,974
                                                            =======================================================================




                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company consisting of two series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective February 1, 2000, Franklin California High Yield Municipal Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

   CLASS A                                    CLASS A, CLASS B & CLASS C
   ----------------------------------------------------------------------------------------
   Franklin Tennessee Municipal Bond Fund     Franklin California High Yield Municipal Fund

At May 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN CALIFORNIA                  FRANKLIN TENNESSEE
                                                          HIGH YIELD MUNICIPAL FUND               MUNICIPAL BOND FUND
                                                       --------------------------------------------------------------------
                                                          SHARES             AMOUNT            SHARES             AMOUNT
                                                       --------------------------------------------------------------------
CLASS A SHARES:
Year ended May 31, 2000
  Shares sold ....................................      20,040,573       $ 200,317,519        1,372,417       $  14,407,901
  Shares issued in reinvestment of distributions .       1,257,061          12,378,477          196,031           2,028,944
  Shares redeemed ................................     (27,591,130)       (271,320,609)      (2,119,063)        (21,922,127)
                                                       --------------------------------------------------------------------
Net decrease .....................................      (6,293,496)      $ (58,624,613)        (550,615)      $  (5,485,282)
                                                       ====================================================================
Year ended May 31, 1999
  Shares sold ....................................      27,772,926       $ 298,610,959        3,411,015       $  38,679,224
  Shares issued in reinvestment of distributions .       1,020,987          10,979,213          142,474           1,615,863
  Shares redeemed ................................     (12,429,134)       (133,814,779)        (591,080)         (6,695,016)
                                                       --------------------------------------------------------------------
Net increase .....................................      16,364,779       $ 175,775,393        2,962,409       $  33,600,071
                                                       ====================================================================
CLASS B SHARES:
Year ended May 31, 2000
  Shares sold ....................................         100,238       $     959,709
  Shares issued in reinvestment of distributions .             162               1,545
  Shares redeemed ................................         (15,655)           (148,719)
                                                       -------------------------------
Net increase .....................................          84,745       $     812,535
                                                       ===============================
CLASS C SHARES:
Year ended May 31, 2000
  Shares sold ....................................       2,200,795       $  21,956,431
  Shares issued in reinvestment of distributions .         192,728           1,897,992
  Shares redeemed ................................      (2,968,740)        (29,112,337)
                                                       -------------------------------
Net decrease .....................................        (575,217)      $  (5,257,914)
                                                       ===============================
CLASS C SHARES:
Year ended May 31, 1999
  Shares sold ....................................       4,445,199       $  47,926,169
  Shares issued in reinvestment of distributions .         126,216           1,360,771
  Shares redeemed ................................        (981,379)        (10,578,456)
                                                       -------------------------------
Net increase .....................................       3,590,036       $  38,708,484
                                                       ===============================


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

    ANNUALIZED
    FEE RATE             NET ASSETS
    ------------------------------------------------------------------------

     .625%               First $100 million
     .50%                Over $100 million, up to and including $250 million
     .45%                In excess of $250 million


Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

The Franklin Tennessee Municipal Bond Fund reimburses Distributors up to .15% per year of the Fund's average daily assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                                                   FRANKLIN         FRANKLIN
                                                  CALIFORNIA        TENNESSEE
                                                  HIGH YIELD        MUNICIPAL
                                                MUNICIPAL FUND      BOND FUND
                                                -----------------------------

     Net commissions received (paid) .......      $(353,717)      $  14,518
     Contingent deferred sales charges .....      $ 128,818       $      --


The Funds paid transfer agent fees of $216,075, of which $158,983 were paid to Investor Services.

Included in professional fees are legal fees of $1,252 that were paid to a law firm in which a partner is an officer of the Funds.


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES

At May 31, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               FRANKLIN        FRANKLIN
                                              CALIFORNIA       TENNESSEE
                                              HIGH YIELD       MUNICIPAL
                                            MUNICIPAL FUND     BOND FUND
                                            ----------------------------

    Capital loss carryovers expiring in:
    2003  .............................      $ 1,416,838       $      --
    2004  .............................            4,508              --
    2005  .............................          390,400              --
    2008  .............................        8,364,686         543,762
                                            ----------------------------
                                             $10,176,432       $ 543,762
                                            ============================


At May 31, 2000, the Franklin California High Yield Municipal Bond Fund and the Franklin Tennessee Municipal Bond Fund have deferred capital losses occurring subsequent to October 31, 1999 of $29,506,231 and $1,646,103, respectively. For tax purposes, such losses will be reflected in the year ended May 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

At May 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                               FRANKLIN          FRANKLIN
                                              CALIFORNIA         TENNESSEE
                                              HIGH YIELD         MUNICIPAL
                                            MUNICIPAL FUND       BOND FUND
                                            -------------------------------

   Investments at cost ................      $548,783,183       $68,154,394
                                            ===============================
   Unrealized appreciation ............      $  9,759,377       $   432,874
   Unrealized depreciation ............       (25,437,614)       (4,917,134)
                                            -------------------------------
   Net unrealized depreciation ........      $(15,678,237)      $(4,484,260)
                                            -------------------------------
FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended May 31, 2000 were as follows:

                                            FRANKLIN         FRANKLIN
                                           CALIFORNIA        TENNESSEE
                                           HIGH YIELD        MUNICIPAL
                                         MUNICIPAL FUND      BOND FUND
                                         ------------------------------

   Purchases .......................      $279,035,326      $20,435,947
   Sales ...........................      $346,423,209      $26,103,702


6. CREDIT RISK AND DEFAULTED SECURITIES

The California High Yield Municipal Bond Fund and Franklin Tennessee Municipal Bond Fund have 37.3% and .8%, respectively, of their portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 2000, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund held defaulted securities with a value aggregating $9,500,000 and $175,000, representing 1.8% and .3%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide estimates for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


FRANKLIN MUNICIPAL SECURITIES TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Municipal Securities Trust, (hereafter referred to as the "Funds") at May 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 30, 2000

FRANKLIN MUNICIPAL SECURITIES TRUST
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2000.